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                                   EXHIBIT 9

                             JOINT FILING AGREEMENT
                             ----------------------

          In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock of beneficial interest, par value $.01 per share, of The Fortress Group, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the ____ day of October 1997.


                              PROMETHEUS HOMEBUILDERS LLC


                              By:   LF Strategic Realty Investors II L.P.,
                                    as sole member


                              By: Lazard Freres Real Estate Investors L.L.C., as general partner


                              By:  /s/  Murry N. Gunty
                                 ------------------------------------------
                              Name:  Murry N. Gunty
                              Title: Vice President


                              LF STRATEGIC REALTY INVESTORS II L.P.

                              By: Lazard Freres Real Estate Investors L.L.C., as general partner


                              By:  /s/  Murry N. Gunty
                                 ------------------------------------------
                              Name:  Murry N. Gunty
                              Title: Vice President


                              PROMETHEUS HOMEBUILDERS FUNDING CORP.


                              By:  /s/  Murry N. Gunty
                                 ------------------------------------------
                              Name:  Murry N. Gunty
                              Title: Secretary and Treasurer